                                                                   EXHIBIT 10.14

                                 FULL RECOURSE
                           UNSECURED PROMISSORY NOTE


$53,000                                                San Diego, California
                                                       February 12, 1996


     FOR VALUE RECEIVED, the undersigned promises to pay APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation, or order, at San Diego, California, the principle sum of $53,000 with interest from the date hereof on the unpaid principal balance of this note at the rate of 5.32% per annum, compounded annually. The principle amount of this note plus all accrued interest shall be repaid on or before February 12, 1999.

     All payments shall be made in lawful currency of the United States of America. If action is instituted on this Note, the undersigned promises to pay such sum as the court may adjudge as attorneys' fees.

     The undersigned reserves the right to repay the principal and interest, or any portion thereof, at any time, without penalty, and upon prepayment, interest shall be adjusted accordingly.

     In the event of the undersigned ceases to be an employee of APPLIED MICRO CIRCUITS CORPORATION, for any reason, the holder hereof may, at its election, declared the entire balance of principle and interest thereon immediately due and payable, together with attorneys' fees and costs; provided, however that such election shall be made within ninety (90) days after the date the undersigned ceases to be an employee of APPLIED MICRO CIRCUITS CORPORATION.

     This note is unsecured.

     This Note shall be governed by and construed in accordance with the laws of the State of California.

     Executed this 12th day of February, 1996 at San Diego, California.


[SIGNATURE]
-------------------------
David Rickey

2-12-96
-------------------------
Date

                 NON-RECOURSE NOTE SECURED BY PLEDGE AGREEMENT


     May 1,1996

     1.   Obligation. For value received, DAVID M. RICKEY (the "Borrower")
          -----------
promises to pay to APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation (the "Company"), the sum of $750,000 (the "Loan"), together with interest on the unpaid principal hereof from the date hereof at the rate of 5.76% per annum, compounded annually.

     2.   Payment. Principal and interest shall be due and payable in full on
          --------
May 1, 1999 unless accelerated as provided in Section 3 below. Payments of principal and interest shall be made in lawful money of the United States of America and shall be credited first to the accrued interest, with the remainder applied to principal. Prepayment of the Loan may be made at any time without penalty.

     3.   Acceleration of Obligation. The Loan shall immediately become due and
          ---------------------------
payable in full upon the earliest of the following: (i) an event of default under the Loan Agreement (the "Loan Agreement") between the Company and the Borrower dated as of May 1, 1996 relating to the indebtedness represented hereby, this promissory note, or the Pledge Agreement (the "Pledge Agreement") between the Company and the Borrower dated as of May 1, 1996; (ii) in the event any required payment hereunder or under any other promissory note delivered by the Borrowers to the Company is not made when due; (iii) in the event of a voluntary or involuntary termination of David Rickey's employment with the Company for any reason, with or without cause (including death or disability); or (iv) May 1, 1999. In addition, if Borrower sells any portion of the Shares (as defined below), an equal portion of the original principal amount of the Loan shall immediately become due and payable, together with all interest accrued on such principal portion.

     4.   Security. This Note shall be secured by the Pledge Agreement, pursuant
          ---------
to which the Borrowers shall pledge 46,500 shares of Common Stock of Advanced Micro Devices (the "Shares") as security for Borrower's obligations under this Note. Except as otherwise provided herein, the Loan shall be non-recourse.

     5.   Non-Recourse. This note is non-recourse.
          -------------

     6.   Governing Law; Waiver. This Note shall be governed by and construed in
          ----------------------
accordance with the laws of California, without reference to conflict of laws principles. The Borrower waives presentment, notice of nonpayment, notice of dishonor, protest, demand and diligence.

     7.   Attorneys' Fees. If suit is brought for collection of this Note, the
          ---------------
Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by the Company in connection therewith whether or not such suit is prosecuted to judgment.



     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the date and year first above written.

     [SIGNATURE]

__________________________________
     David M. Rickey

                                 FULL RECOURSE
                           UNSECURED PROMISSORY NOTE
                            REAL ESTATE BRIDGE LOAN



$12,391.64                                             San Diego, California
                                                            April 1, 1997

     FOR VALUE RECEIVED, the undersigned promises to pay APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation, at San Diego, California, the principle sum of $12,391.64 with interest from the date hereof on the unpaid principal balance of this note at the rate of 5.91% per annum, compounded annually. The principle amount of this note plus all accrued interest shall be due and payable on March 31, 1998.

     All payments shall be made in lawful currency of the United States of America. If action is instituted on this Note, the undersigned promises to pay such sum as the court may adjudge as attorneys' fees.

     The undersigned reserves the right to repay the principal and interest, or any portion thereof, at any time, without penalty, and upon prepayment, interest shall be adjusted accordingly.

     In the event of the undersigned ceases to be an employee of APPLIED MICRO CIRCUITS CORPORATION, for any reason, the holder hereof may, at its election, declared the entire balance of principle and interest thereon immediately due and payable, together with attorneys' fees and costs; provided, however, that such election shall be made within ninety (90) days after the date the undersigned ceases to be an employee of APPLIED MICRO CIRCUITS CORPORATION.

     This note is unsecured.

     This Note shall be governed by and construed in accordance with the laws of the State of California.

     Executed this 1st day of April, 1997 at San Diego, California.

[SIGNATURE]
----------------------------
David Rickey
2-12-96
----------------------------
Date

                                PROMISSORY NOTE


$20,000                                                         July 23, 1997
 ------


     At the times hereinafter stated, for value received, the undersigned promises to pay APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation (the "Company"), the sum of $20,000.40, with interest from the date hereof at a rate
                       ----------
of 5.98% per annum, compounded semiannually, on the unpaid balance of said principal sum. Said principal and interest shall be due and payable on the earlier of February 12, 2000 or termination of the employment of the undersigned by the Company.

     Principal and interest are payable in lawful money of the United States of America. AT ANY TIME, THE PRIVILEGE IS RESERVED TO PAY MORE THAN THE SUM DUE.

     Should the interest not be so paid, it shall be added to the principal and thereafter bear interest at the rate payable on the principal hereof, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of principal or interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this Note. Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

     This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Purchaser's Common Stock Purchase Agreement between the maker and the Company.

                                               /s/ David Rickey
                                               -----------------------------
                                               David Rickey

                                PROMISSORY NOTE


$35,000                                                         July 23, 1997
 ------


     At the times hereinafter stated, for value received, the undersigned promises to pay APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation (the "Company"), the sum of $35,000, with interest from the date hereof at a rate of 6.54% per annum, compounded semiannually, on the unpaid balance of said principal sum. Said principal and interest shall be due and payable on the earlier of April 9, 2001 or termination of the employment of the undersigned by the Company.

     Principal and interest are payable in lawful money of the United States of America. AT ANY TIME, THE PRIVILEGE IS RESERVED TO PAY MORE THAN THE SUM DUE.

     Should the interest not be so paid, it shall be added to the principal and thereafter bear interest at the rate payable on the principal hereof, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of principal or interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this Note. Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

     This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Purchaser's Common Stock Purchase Agreement between the maker and the Company.

                                               /s/ David M. Rickey
                                               -----------------------------
                                               David M. Rickey

                                PROMISSORY NOTE


$399,999.60                                                       July 23, 1997
-----------


     At the times hereinafter stated, for value received, the undersigned promises to pay APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation (the "Company"), the sum of $399,999.60, with interest from the date hereof at a rate
                       -----------
of 5.98% per annum, compounded semiannually, on the unpaid balance of said principal sum. Said principal and interest shall be due and payable on the earlier of February 12, 2000 or termination of the employment of the undersigned by the Company.

     Principal and interest are payable in lawful money of the United States of America. AT ANY TIME, THE PRIVILEGE IS RESERVED TO PAY MORE THAN THE SUM DUE.

     Should the interest not be so paid, it shall be added to the principal and thereafter bear interest at the rate payable on the principal hereof, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of principal or interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this Note. Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

     This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Purchaser's Common Stock Purchase Agreement between the maker and the Company.

                                               /s/ David M. Rickey
                                               -----------------------------
                                               David M. Rickey